                                                         File Number 333-132009

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                       Pre-Effective Amendment Number
                                                     ___

                       Post-Effective Amendment Number  1
                                                       ---

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment Number  1
                                               ---


                  SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                         Securian Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 (651) 665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.
                         Vice President and General Counsel
                         Securian Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Stephen E. Roth, Esq.
                         Sutherland, Asbill & Brennan LLP
                           1275 Pennsylvania Avenue, NW
                           Washington, D.C. 20004-2415
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
    ___ immediately upon filing pursuant to paragraph (b) of Rule 485
     X  on May 1, 2007 pursuant to paragraph (b) of Rule 485
    ---
    ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    ___ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

    ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

                  PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus

     1.         Front and Back Cover Pages

     2.         Risk/Benefit Summary:  Benefits and Risks

     3.         Risk/Benefit Summary:  Fee Table

     4. General Description of Securian Life Variable Universal Life Account, Securian Life Insurance Company, Advantus Series Fund, Inc., Fidelity(R) Variable Insurance Products Funds, Janus Aspen Series, and W&R Target Funds, Inc.

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

    10.         Loans

    11.         Lapse and Reinstatement

    12.         Taxes

    13.         Legal Proceedings

    14.         Financial Statements

                 PART B: INFORMATION REQUIRED IN A STATEMENT OF
                             ADDITIONAL INFORMATION

Item Number     Caption in Statement of Additional Information

    15.         Cover Page and Table of Contents

    16.         General Information and History

    17.         Services

    18.         Premiums

    19.         Additional Information About Operation of Contracts and
                Registrant

    20.         Underwriters

    21.         Additional Information About Charges

    22.         Lapse and Reinstatement

    23.         Loans

    24.         Financial Statements

    25.         Illustrations

Prospectus

                                                          SECURIAN LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                 SECURIAN LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance Policies issued by Securian Life Insurance Company ("Securian Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract is the Securian Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants of the contractholder. The contractholder is the sponsor of the group-sponsored insurance program.

The certificate owner may allocate net premiums to one or more of the sub-accounts of a separate account of Securian Life called the Securian Life Variable Universal Life Account (herein "separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and described in this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the policy and this prospectus, net premiums may also be allocated to a guaranteed account of Securian Life.


The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Advantus Series Fund"), Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:


ADVANTUS SERIES FUND

-    Bond Portfolio

-    Index 400 Mid-Cap Portfolio

-    Index 500 Portfolio

-    International Bond Portfolio

-    Money Market Portfolio

-    Mortgage Securities Portfolio

-    Real Estate Securities Portfolio


FIDELITY(R) VIP


-    VIP Contrafund(R) Portfolio: Initial Class Shares

-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP High Income Portfolio: Initial Class Shares

JANUS ASPEN SERIES

-    Janus Aspen Series Forty Portfolio--Service Shares

-    Janus Aspen Series International Growth Portfolio--Service Shares

W&R TARGET FUNDS, INC.

-    W&R Balanced Portfolio

-    W&R Core Equity Portfolio

-    W&R Growth Portfolio

-    W&R International Value Portfolio

-    W&R Micro Cap Growth Portfolio

-    W&R Small Cap Growth Portfolio

-    W&R Small Cap Value Portfolio

-    W&R Value Portfolio

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;

     are not federally insured;

     are not endorsed by any bank or government agency; and

     are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2007.


Securian Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101
(800) 815-7636                                               [SECURIAN(TM) LOGO]

TABLE OF CONTENTS


                                                                                   Page
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
   Summary of Benefits and Risks                                                     2
   Risks of Owning a Variable Universal Life Insurance Certificate                   2
   Fee Tables                                                                        6
General Descriptions                                                                 9
   Securian Life Insurance Company                                                   9
   Securian Life Variable Universal Life Account                                     9
   Additions, Deletions or Substitutions                                            11
   Voting Rights                                                                    12
   The Guaranteed Account                                                           13
   Summary Information                                                              13
      Guaranteed Account Value                                                      13
Charges                                                                             14
   Premium Expense Charges                                                          14
      Sales Charge                                                                  14
      Premium Tax Charge                                                            14
      OBRA Expense Charge                                                           14
   Account Value Charges                                                            15
      Monthly Deduction                                                             15
      Withdrawal Charge                                                             16
      Transfer Charge                                                               16
      Additional Benefits Charges                                                   16
   Separate Account Charges                                                         16
   Fund Charges                                                                     16
   Guarantee of Certain Charges                                                     16
Information about the Certificate                                                   17
   Applications and Certificate Issue                                               17
   Exchange Privilege                                                               17
   Paid-Up Insurance Option                                                         17
   Dollar Cost Averaging                                                            18
   Free Look                                                                        18
   Continuation of Group Coverage                                                   18
   Conversion Privilege to an Individual Policy                                     19
   General Provisions of the Group Contract                                         20
      Issuance                                                                      20
      Termination                                                                   20
      Right to Examine Group Contract                                               20
      Entire Group Contract                                                         20
      Ownership of Group Contract and Group Contract Changes                        20
Certificate Premiums                                                                21
   Premium Limitations                                                              21
   Allocation of Net Premiums and Account Value                                     21
Death Benefit and Account Values                                                    22
   Option A - Level Death Benefit                                                   22
   Option B - Increasing Death Benefit                                              22
   Change in Face Amount                                                            23
      Increases                                                                     23
      Decreases                                                                     23
      Changes in Face Amount Due to a Change in Death Benefit Option                23
   Payment of Death Benefit Proceeds                                                23
   Account Values                                                                   24
      Determination of the Guaranteed Account Value                                 24
      Determination of the Separate Account Value                                   25
      Unit Value                                                                    25
      Net Investment Factor                                                         25
      Daily Values                                                                  25

                                                                                   Page
Surrenders, Withdrawals and Transfers                                               26
   Transfers                                                                        26
      Market Timing                                                                 27
      Guaranteed Account Transfer Restrictions                                      27
      Other Transfer Information                                                    28
Loans                                                                               29
   Loan Interest                                                                    29
   Loan Repayments                                                                  30
Lapse and Reinstatement                                                             30
   Lapse                                                                            30
   Reinstatement                                                                    30
   Additional Benefits                                                              31
      Accelerated Benefits Rider                                                    31
      Waiver of Premium Rider                                                       31
      Accidental Death and Dismemberment Rider                                      31
      Child Rider                                                                   31
      Spouse Rider                                                                  31
      Policyholder Contribution Rider                                               31
   General Matters Relating to the Certificate                                      32
      Postponement of Payments                                                      32
      The Certificate                                                               32
      Control of Certificate                                                        32
      Maturity                                                                      33
      Beneficiary                                                                   33
      Change of Beneficiary                                                         33
      Settlement Options                                                            33
Federal Tax Status                                                                  34
   Introduction                                                                     34
   Taxation of Securian Life and the Variable Universal Life Account                34
   Tax Status of Certificates                                                       34
   Owner Control                                                                    35
   Diversification of Investments                                                   35
   Tax Treatment of Policy Benefits                                                 35
   Modified Endowment Contracts                                                     36
   Multiple Policies                                                                37
   Withholding                                                                      37
   Other Transactions                                                               37
   Other Taxes                                                                      37
      Non-Individual Owners and Business Beneficiaries of Policies                  37
   Split-Dollar Arrangements                                                        37
   Alternative Minimum Tax                                                          38
      Economic Growth and Tax Relief Reconciliation Act of 2001                     38
Distribution of Certificates                                                        39
   Payments Made by Underlying Mutual Funds                                         39
Other Matters                                                                       40
   Legal Proceedings                                                                40
   Registration Statement                                                           40
   Financial Statements                                                             41
Statement of Additional Information                                                 41

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a withdrawal from his/her certificate, surrender all or part of his/her certificate or take certificate loans. Each certificate has a minimum face amount of death benefit coverage. The death benefit of a certificate may be greater than its face amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of policy lapse, have a negative effect on a certificate's cash value and reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a withdrawal or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also assess a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life certificate of insurance has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance certificates). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term life insurance coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Securian Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Securian Life. The separate account has sub-accounts, each of which invests in corresponding Portfolios of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values into which the owner has made allocations. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a withdrawal or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of the certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.

     Owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the twenty Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

Advantus Series Fund Portfolios include:

   Bond Portfolio
   Index 400 Mid-Cap Portfolio
   Index 500 Portfolio
   International Bond Portfolio
   Money Market Portfolio
   Mortgage Securities Portfolio
   Real Estate Securities Portfolio


Fidelity(R) VIP Portfolios include:

  Fidelity(R) VIP Contrafund Portfolio: Initial Class Shares
  Fidelity(R) VIP Equity-Income Portfolio: Initial Class Shares
  Fidelity(R) VIP High Income Portfolio: Initial Class Shares


Janus Aspen Series Portfolios include:

  Janus Aspen Series Forty Portfolio -- Service Shares
  Janus Aspen Series International Growth Portfolio -- Service Shares

W&R Target Funds Portfolios include:

   W&R Target Funds, Inc. -- Balanced Portfolio
   W&R Target Funds, Inc. -- Core Equity Portfolio
   W&R Target Funds, Inc. -- Growth Portfolio
   W&R Target Funds, Inc. -- International Value Portfolio
   W&R Target Funds, Inc. -- Micro Cap Growth Portfolio
   W&R Target Funds, Inc. -- Small Cap Growth Portfolio
   W&R Target Funds, Inc. -- Small Cap Value Portfolio
   W&R Target Funds, Inc. -- Value Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     For information on the death benefit option applicable to your certificate see the "Death Benefit and Account Values" section of this prospectus.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

     There is a minimum death benefit based on the account value that is required to preserve the qualification of this certificate as life insurance under Section 7702 of the Internal Revenue Code (the "Code"). This is further described under the "Death Benefit and Account Values" section of this prospectus.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     The tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a withdrawal or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Withdrawals and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a withdrawal from the certificate at any time while the insured is living. A surrender or withdrawal may have federal income tax consequences. (See "Federal Tax Status".) Withdrawals may also assess a processing charge of 2% of the amount withdrawn not to exceed $25.

     A withdrawal of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum withdrawal is equal to 100% of the net cash value. We reserve the right to limit the number of withdrawals to one per certificate month, change the minimum amount for withdrawals, limit the frequency of withdrawals, or restrict or prohibit withdrawals from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                        WHEN CHARGE IS DEDUCTED      AMOUNT DEDUCTED
------                                      --------------------------   -------------------
Maximum Sales Charge Imposed on  Premiums   From Each Premium Payment*   5% of Premium+
Maximum Premium Tax Charge                  From Each Premium Payment*   4% of Premium+
Maximum OBRA Expense Charge**               From Each Premium Payment*   1.25% of Premium++
Maximum Deferred Sales Charge               None                         N/A
Maximum Withdrawal Fee                      From Each Withdrawal         Lesser of $25 or 2%
                                                                         of Withdrawal
                                                                         Amount+
Maximum Transfer Fee                        Upon Each Transfer+++        $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge reflects the cost to Securian Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued.

++ For certificates considered to be individual under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.35 percent of each premium payment.

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                               WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
------                          --------------------------------   -------------------------------
COST OF INSURANCE CHARGE
   MAXIMUM & MINIMUM
   CHARGE                       On the Certificate Date and Each   Maximum: $25.26 Per Month Per
                                Subsequent Monthly Anniversary     $1,000 of Coverage(1)

                                                                   Minimum: $0.03 Per Month Per
                                                                   $1,000 of Coverage(1)

CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER            On the Certificate Date and Each   Representative $0.11 Per Month
                                Subsequent Monthly Anniversary     Per $1,000 of Coverage(1)

MONTHLY ADMINISTRATION CHARGE   On the Certificate Date and Each   Maximum: $4 Per Month(2)
                                Subsequent Monthly Anniversary

LOAN INTEREST SPREAD            Each Monthly Anniversary           2 percent Per Annum(3)

ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE         On the Certificate Date and Each   Maximum: $0.10 Per Month Per
                                Subsequent Monthly Anniversary     $1,000 of Coverage(4)

WAIVER OF PREMIUM CHARGE        On the Certificate Date and Each   Maximum: 50% of the Cost of
                                Subsequent Monthly Anniversary     Insurance Charge(4)

CHILD RIDER CHARGE              On the Certificate Date and Each   Maximum: $0.35 Per Month Per
                                Subsequent Monthly Anniversary     $1,000 of Coverage(4)

SPOUSE RIDER CHARGE
   MAXIMUM & MINIMUM
   CHARGE                       On the Certificate Date and Each   Maximum: $25.26 Per Month Per
                                Subsequent Monthly Anniversary     $1,000 of Coverage(1)(4)

                                                                   Minimum: $0.03 Per Month Per
                                                                   $1,000 of Coverage(1)(4)

CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER            On the Certificate Date and Each   Representative: $0.11 Per Month
                                Subsequent Monthly Anniversary     Per $1,000 of Coverage(1)(4)

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, the group sponsored insurance program and rate class. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Securian Life at 1-800-815-7636, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(3) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(4) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2006. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING
        MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
---------------                             -------   -------
Total Annual Portfolio Operating Expenses    0.49%     1.32%


----------
* The Range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

SECURIAN LIFE INSURANCE COMPANY

     Securian Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101, is a stock life insurance company organized under the laws of Minnesota. We are licensed to conduct a life insurance business in all states, except New Hampshire.

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     The separate account was established on December 1, 2004, by our Board of Directors in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Securian Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income, gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the twenty Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.


     The separate account currently invests in the Portfolios of Advantus Series Fund, Fidelity(R) VIP, Janus Aspen Series and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-815-7636. You should read each prospectus carefully before investing in the certificate.


     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     BELOW IS A LIST OF THE PORTFOLIOS AND THEIR ADVISER OR SUB-ADVISER.


FUND/PORTFOLIO                                      INVESTMENT ADVISER                          INVESTMENT SUB-ADVISER
--------------                             ---------------------------------   -----------------------------------------------------
ADVANTUS SERIES FUND:
Bond Portfolio                             Advantus Capital Management, Inc.
Index 400 Mid-Cap Portfolio                Advantus Capital Management, Inc.
Index 500 Portfolio                        Advantus Capital Management, Inc.
International Bond Portfolio               Advantus Capital Management, Inc.   Augustus Asset Managers Limited
Money Market Portfolio                     Advantus Capital Management, Inc.
Mortgage Securities Portfolio              Advantus Capital Management, Inc.
Real Estate Securities Portfolio           Advantus Capital Management, Inc.

FIDELITY(R) VIP:
Contrafund(R) Portfolio:
   Initial Class Shares                    Fidelity Management & Research      FMR Co., Inc., Fidelity Management & Research (U.K.)
   (Seeks long-term capital                Company                             Inc., Fidelity Research & Analysis Company, Fidelity
   appreciation.)                                                              Investments Japan Limited, Fidelity International
                                                                               Investment Advisors, Fidelity International
                                                                               Investment Advisors (U.K.) Limited
Equity-Income Portfolio:
   Initial Class Shares                    Fidelity Management & Research      FMR Co., Inc., Fidelity Management & Research (U.K.)
   (Seeks reasonable income. The fund      Company                             Inc., Fidelity Research & Analysis Company, Fidelity
   will also consider the potential for                                        Investments Japan Limited, Fidelity International
   capital appreciation. The fund's goal                                       Investment Advisors, Fidelity International
   is to achieve a yield which exceeds                                         Investment Advisors (U.K.) Limited
   the composite yield on the securities
   comprising the Standard & Poor's
   500(SM) Index (S&P 500(R)).)
High Income Portfolio:
   Initial Class Shares                    Fidelity Management & Research      FMR Co., Inc., Fidelity Management& Research (U.K.)
   (Seeks a high level of current          Company                             Inc., Fidelity Research & Analysis Company, Fidelity
   income, while also considering growth                                       Investments Japan Limited, Fidelity International
   of capital.)                                                                Investment Advisors, Fidelity International
                                                                               Investment Advisors (U.K.) Limited

JANUS ASPEN SERIES:
Forty Portfolio--
   Service Shares                          Janus Capital Management LLC
   (Seeks long-term growth of capital.)
International Growth
   Portfolio--Service Shares               Janus Capital Management LLC
   (Seeks long-term growth of capital.)

FUND/PORTFOLIO                                      INVESTMENT ADVISER                          INVESTMENT SUB-ADVISER
--------------                             ---------------------------------   -----------------------------------------------------
W&R TARGET FUNDS, INC.:
W&R Balanced Portfolio                     Waddell & Reed Investment
   (Seeks, as a primary objective, to      Management Company
   provide current income to the extent
   that, in the opinion of Waddell &
   Reed Investment Management Company,
   the Fund's investment manager; market
   and economic conditions permit. As a
   secondary objective, the Portfolio
   seeks long-term appreciation of
   capital.)
W&R Core Equity Portfolio                  Waddell & Reed Investment
   (Seeks capital growth and income.)      Management Company
W&R Growth Portfolio                       Waddell & Reed Investment
   (Seeks capital growth, with current     Management Company
   income as a secondary objective.)
W&R International Value Portfolio          Waddell & Reed Investment           Templeton Investment Counsel, LLC
                                           Management Company
W&R Micro Cap Growth Portfolio             Waddell & Reed Investment           Wall Street Associates
                                           Management Company
W&R Small Cap Growth Portfolio             Waddell & Reed Investment
                                           Management Company
W&R Small Cap Value Portfolio              Waddell & Reed Investment           BlackRock Capital Management, Inc.
                                           Management Company
W&R Value Portfolio                        Waddell & Reed Investment
   (Seeks long-term capital                Management Company
   appreciation.)


ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Securian Life and other affiliated and unaffiliated life insurance companies, and as the investment medium for certain participating qualified plans to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Securian Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Securian Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Securian Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Securian Life's general account consists of all assets owned by Securian Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Securian Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Securian Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

     GUARANTEED ACCOUNT VALUE Securian Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. The minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the cost of insurance charge or administration charge.

     PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received, for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by state and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

     OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective at the beginning of each certificate year, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are based on 1980 Commissioners Standard Ordinary 75% male age at last birthday Mortality Tables.

     Some group contracts will be issued using tobacco distinct cost of insurance rates. As a result, an otherwise healthy non-smoker who is part of a uni-tobacco group, may pay higher cost of insurance rates than if he/she was part of a group contract issued on a tobacco distinct basis.

WITHDRAWAL CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each withdrawal to cover the administrative costs incurred in processing the withdrawal. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charged associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time. However, no charges shall be assessed other than those described in the fee tables herein.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges: (1) the maximum sales charge;
(2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum withdrawal transaction charge; and (7) the maximum transfer charge.

                        INFORMATION ABOUT THE CERTIFICATE


APPLICATIONS AND CERTIFICATE ISSUE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Securian Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue a certificate. The issuance of a group contract and its associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

EXCHANGE PRIVILEGE

     Within the first 18 certificate months of coverage, an owner may transfer all sub-account values under his or her certificate to the guaranteed account, without transfer or other restrictions, provided the group contract is in force and the required premiums are fully paid.

     If there is a material change to the investment policy of the separate account, an owner may transfer all sub-account values under his or her certificate to the guaranteed account without transfer or other restrictions provided the group contract is in force and the required premiums are fully paid.

PAID-UP INSURANCE OPTION

     Once per certificate year, an owner can apply his or her cash surrender value to purchase guaranteed fixed paid-up insurance under the group contract. If the owner applies his or her cash surrender value to purchase guaranteed fixed paid-up insurance under the group contract, we will terminate the owner's insurance provided under his or her original certificate and issue a new certificate specifications page showing the guaranteed fixed paid-up insurance. Insurance on any dependents insured by rider will terminate and such insurance can be converted to a policy of individual life insurance according to the conversion provisions of the rider.

     The death benefit provided by the guaranteed fixed paid-up coverage will be determined as follows:

- We will calculate the net cash value of the certificate on the date of the change. This will be the initial cash value of the guaranteed fixed paid-up coverage.

- The amount of the paid-up death benefit will be determined by multiplying the net cash value by a paid-up insurance factor. The minimum paid-up insurance factors are shown in the group contract.

- The minimum cash value of the paid-up death benefit is determined by dividing the paid-up death benefit by the applicable paid-up insurance factor as shown in the group contract.

     The net amount at risk provided by the guaranteed fixed paid-up coverage may not exceed the net amount at risk immediately prior to the exercise of this paid-up option. We reserve the right to return any excess net cash value and/or reduce the death benefit in order to achieve this.

     Paid-up insurance terminates at age 95.

     In no event will we be liable under the original and the guaranteed fixed paid-up coverages.

     A detailed statement of the method of computation of cash surrender values and other nonforfeiture benefits is on file with the Superintendent of Insurance for the State of New York.

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under the group contract ends, the current group coverage may continue unless:

-    the certificate is no longer in force; or

- the group contract has terminated, although we may allow continuation for certificates under some group-sponsored insurance programs if there is no successor plan (see below).

     If either of these limitations apply, the owner may still elect to continue the current group coverage, but only for a period not to exceed one year. At the end of this continuation period, he or she may convert such insurance to an individual certificate of permanent insurance with Securian Life.

Such conversion shall be subject to the rest of the Conversion Privilege section in the certificate and this prospectus.

     Successor plan shall mean another insurer's insurance policy(ies) with a cash accumulation feature or an annuity contract(s) that replaces the insurance provided under the group contract.

     The face amount of insurance will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to certificates under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION PRIVILEGE TO AN INDIVIDUAL POLICY

     If the group contract is terminated or if the insured's insurance under the group contract ends due to the termination of his or her employment or membership in the class or classes eligible for coverage under the group certificate or his or her insurance is reduced on or after the attainment of age sixty in any increment or series of increments totaling twenty percent or more of the amount of insurance in force under the certificate prior to the first reduction at age sixty, the owner shall be entitled to convert such insurance to a policy of permanent individual life insurance within thirty one days of such termination or reduction, without providing evidence of insurability, subject to the following:

- the owner's written application to convert to an individual certificate and the first premium for the individual policy must be received in our home office within 31 days of the date the insurance terminates under the group contract; and

- the owner may convert all or part of the amount of insurance under the group contract at the time of termination or, if insurance is reduced due to age, the amount of insurance equal to the amount which was reduced. The owner may convert said amounts to any policy of permanent individual life insurance then customarily issued by us. The individual policy will not include any additional benefits, including, but not limited to disability benefits, accidental death or dismemberment benefits or accelerated benefits. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday, the plan of insurance, and the class of risk to which the insured belongs on the date of conversion; and

- if the insured should die within 31 days of the date that insurance terminated under the group contract, the full amount of insurance that could have been converted under the certificate will be paid.

     If an insured has received accelerated payment of the full amount of his or her death benefit, any child dependent insured under such insured's certificate will be allowed to convert any such insurance to a policy of individual life insurance with Securian Life.

     If an owner is eligible to convert the insurance, the owner may elect to continue such insurance under the group policy prior to converting to an individual policy by paying premiums directly to us. The owner may continue such group life insurance for a period of up to one year at which time he or she may convert such insurance to an individual policy of permanent insurance. Such conversion shall be subject to the rest of this conversion privilege section. Except for insurance that is eligible for conversion as a result of a reduction due to the age of the insured, insurance may be continued beyond one year according to the terms of the continuation of group coverage section. The cost of insurance and administration fee for this continued coverage may be higher.

     The owner will be notified of his or her right to continue or convert the group life insurance provided by his or her certificate. If notification is made within 15 days before or after the event that results in termination or reduction of the group life coverage, the owner will have 31 days from the date the insurance terminates to elect continuation or conversion. If the notice is given more than 15 days but less than 90 days after the event, the time allowed for the exercise of the continuation or conversion privilege shall be extended to 45 days after such notice is sent. If notice is not given within 90 days, the time allowed for the exercise of the continuation or conversion privilege expires 90 days after the terminating event. Such notice shall be mailed to the owner at the owner's last known address.

     The continuation or conversion privilege is not available if the owner's coverage under this group policy terminates due to the owner's failure to make, when due, required premium contributions.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Securian Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be converted to individual coverage as described under the "Conversion Privilege to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, signed acceptance by owners or insureds is required for any amendment made after the effective date of this group contract which reduces or eliminates coverages for such owners or insureds and for which the owner or insured is making all required premium contributions. Unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For further information on unit values see the "Unit Values" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 10 percent to 50 percent.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected for the certificate.

     There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A--LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is:

- the greater of the face amount of insurance on the date of death or the minimum death benefit on the date of death; plus

-    any premium received after the date of death; minus

- any unpaid monthly deductions due through the month in which death occurs, and any loan principal and accrued loan interest charges.

OPTION B--INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is:

- the greater of the face amount of insurance on the date of death plus the account value as of the date of death, or the minimum death benefit on the date of death; plus

-    any premium received after the date of death; plus

-    any accrued loan interest credits; minus

- any unpaid monthly deductions due through the month in which death occurs, and any loan principal and accrued loan interest charges.

     The death benefit option for all certificates will initially be the death benefit option selected by the group sponsor. For certificates under some group-sponsored insurance programs, we will allow the owner to request a change in the death benefit option once, during the lifetime of the insured. For certificates where we do not allow the owner to request a change in the death benefit option, the death benefit option will remain unchanged from the group sponsor's initial selection. The current death benefit option will be shown on the specifications page of the certificate. Changing the death benefit option may have federal income tax consequences. You should consult a tax adviser before changing the death benefit option.

     If an owner elects to change the death benefit option from Option A to Option B, the face amount under Option B will be equal to the face amount under Option A less the certificate account value on the effective date of the change.

     If an owner elects to change the death benefit option from Option B to Option A, the face amount under Option A will be equal to the face amount under Option B plus the certificate account value on the effective date of the change.

     The minimum death benefit is an amount determined by us that is required to preserve the qualification of the certificate as a life insurance policy as defined by Section 7702 of the Internal Revenue Code. The minimum death benefit is a percentage of the account value. The percentage depends on the test used in determining the qualification of life insurance.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. The face amount may also change due to a change in death benefit option. (See "Death Benefit and Account Values".) A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

CHANGES IN FACE AMOUNT DUE TO A CHANGE IN DEATH BENEFIT OPTION Changes in the face amount of insurance due to a change in death benefit option are effective on the monthly certificate anniversary on or following our receipt of the written request or on any other date mutually agreed upon between the owner and us.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit option elected for the certificate. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Interest will be paid on the death benefit from the date of the insured's death until the date of payment. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law, whichever is greater. The minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement described below.

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options".)

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. The minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits, loan interest credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period. The gross investment rate is equal to:

- the net asset value per share of a Fund share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by that Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value per share of that Fund held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 4:00 p.m. Eastern Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, WITHDRAWALS AND TRANSFERS

     The owner may request a surrender of or a withdrawal from the certificate at any time while the insured is living. To make a surrender or withdrawal, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and withdrawal requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or withdrawal request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or withdrawal may have federal income tax consequences. (See "Federal Tax Status".)

     A withdrawal of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group contract. The minimum will never exceed $500. The maximum withdrawal is equal to 100% of the net cash value. We reserve the right to limit the number of withdrawals to one per certificate month, change the minimum amount for withdrawals, limit the frequency of withdrawals, or restrict or prohibit withdrawals from the guaranteed account. A withdrawal will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A withdrawal has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the withdrawal, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a withdrawal, the owner may designate the sub-accounts of the separate account from which a withdrawal is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, withdrawals will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a withdrawal under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a withdrawal for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Securian Life to discourage market timing and frequent transfer activity, and, when Securian Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your contract. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-815-7636 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-1542.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-815-7636.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charges. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also obtain a loan by telephone during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Should the owner make a request by telephone call or other electronic means, he or she will be asked for personal identification and certificate number. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The account value amount on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated, increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. The descriptions below are intended to be general and the group contract, any riders, if applicable and the certificate, should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefit payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest. The minimum guaranteed annual rate is the greater of 3 percent, or the minimum rate required by state law for the period beyond that time that payment is postponed.

     If we have not mailed or delivered the loan amount requested by the owner, up to a maximum of the loan value of his or her certificate, within 10 days of receipt of the loan request in our home office, we will pay interest on the loan amount. Interest will be at an annual rate determined by us, but never less than 3 percent. Interest is calculated starting on the date the loan request is received in our home office and will be due starting on the tenth day following receipt of the loan request in our home office unless the amount of interest is less than $25.00, in which case, no interest is payable. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or withdrawal will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or withdrawal. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, withdrawal, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. All statements made by the owner or insured in the signed application are considered representations and not warranties. No statement made by the insured will be used to contest his or her coverage unless a copy of the signed statement is or has been furnished to the insured or to the insured's beneficiary. The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. A beneficiary may be changed as set forth in the certificate and this prospectus. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Securian Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof of the insured's death while it is in force. The proceeds will be paid in a single sum unless a settlement option has been selected.

     We will pay interest on the death benefit of single sum death proceeds from the date of the insured's death until the date of payment. The minimum guaranteed annual rate is 3 percent, or the minimum rate required by state law for the period beyond that time that payment is postponed.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law, whichever is greater. The minimum guaranteed annual rate is 3 percent.

FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF SECURIAN LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.


     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.


TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL

     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.


     The Internal Revenue Service has further amplified and clarified its position in Revenue Ruling 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Revenue Ruling 2003-91 and that the ownership rights of a certificate owner under the policy will not result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.


DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ('investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.


     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.


     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect.

     Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.


     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.


     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING


     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.


OTHER TRANSACTIONS


     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.


OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.


     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.


ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     For example, when the insured dies, the death proceeds win generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.


     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Securian Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Securian Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firms. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.


     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Securian Life or its affiliates may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Securian Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.


PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Securian Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Securian Life (or Securian Life affiliates) a fee for the purpose of reimbursing Securian Life for the costs of certain distribution or operational services that Securian Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account.

     In addition, payments may be made pursuant to service/administration agreements between Securian Life (or Securian Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Securian Life or its affiliates for such things as Securian Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Securian Life. Service and administrative payments received by Securian Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Securian Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Securian Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Securian Life.

     Securian Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Securian Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Securian Life does, however, anticipate earning a profit in later contract years. In general, Securian Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.


OTHER MATTERS

LEGAL PROCEEDINGS

     Securian Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Securian Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Securian Life, and the certificates. Statements contained in this prospectus as to the contents of certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of Securian Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-815-7636 or write to us at: Securian Life Insurance Company at 400 Robert Street North, St. Paul, Minnesota 55101.


                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Securian Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-815-7636 or write to us at: Securian Life Insurance Company at 400 Robert Street North, St. Paul, Minnesota 55101.


     Information about Securian Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.


     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

Investment Company Act No. 811-21859

                  SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                         Securian Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                  651-665-3500
               (Depositor's Telephone Number, including Area Code)

                               Dwayne C. Radel, Esq.

                         Securian Life Insurance Company
                             400 Robert Street North
                           Saint Paul, Minnesota 55101
                     (Name and Address of Agent for Service)

                       STATEMENT OF ADDITIONAL INFORMATION

                THE DATE OF THIS DOCUMENT IS: May 1, 2007
                THE DATE OF THE PROSPECTUS IS: May 1, 2007

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, which may be obtained by calling Securian Life Insurance Company at 1-800-815-7636, or writing to Securian
Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.


Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters


Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are a wholly-owned subsidiary of Securian Financial Group, Inc., a Delaware corporation and a sister company to Minnesota Life Insurance Company, ("Minnesota Life") incorporated in and having its principal office at 400 Robert Street North, Saint Paul, Minnesota 55101. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Securian Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. We are licensed to conduct a life insurance business in all states.

The Securian Life Variable Universal Life Account was established on December 1, 2004, by our Board of Directors in accordance with certain provisions of the Minnesota law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to certificate owners and beneficiaries arising under the certificates are general corporate obligations of Securian Life and thus our general assets back the certificates. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The investment performance of the separate account is entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account has 20 sub-accounts. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account.

The separate account currently invests in the Advantus Series Fund, Inc., Fidelity(R) Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.

The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force. In this situation, we will send the owner a notice that a premium payment is required.

When the certificate is issued, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, the owner may elect to skip or omit making those premium payments. The certificate does not obligate the owner to pay premiums in accordance with a premium schedule.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Securian Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Securian Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Securian Life continues to oversee State Street's performance of these services.


CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the cost of insurance charge attributable to that increase.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

- the monthly cost of insurance charges that were paid; and

- the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS    Each year we will determine if this class of
certificates and this certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

The Cash Value Accumulation Test requires that the death benefit be greater
than the account value times a specified percentage.    The Guideline
Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the
account value times a specified percentage.    Each certificate will be tested
when premiums are paid, at the end of each month and at death for compliance
to the test chosen for that certificate.    Under either test, if the death
benefit is not greater than the applicable percentage of the account value, or for the Guideline Premium/Cash Value Corridor Test, the premiums paid exceed the limit for the current death benefit, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.

For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

Attained   Applicable
  Age      Percentage
  ---      ----------
   35         433%
   45         311
   55         227
   65         172
   75         138

For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
  ---      ----------        ---      ----------        ---      ----------
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

The premium limit under the Guideline Premium/Cash Value Corridor Test varies by the amount of the death benefit, the certificate year, age and underwriting class of the insured as well as the charges under the certificate. You may call us at 1-800-815-7636, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. No underwriting commissions have been paid to or retained by Securian Financial Services, Inc.

Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, and a 0.25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate and a maximum sales charge of 5%. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. The assumed cost of insurance charges are detailed on the illustrations. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses of the Fund assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown in the Fund's prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as shown in the Fund's prospectus. The average annual expense number used in the illustrations (0.91 percent) does not include waivers, reductions, and reimbursements as detailed in the footnotes to the expense table and the prospectus of the Funds. We do not expect any changes to the voluntary absorption of expenses policy in the current year. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -0.91 percent, 5.04 percent and 10.99 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now to produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Securian Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no withdrawals have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-815-7636 or write to us at: Securian Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)               6% GROSS(2)                12% GROSS(2)
                                     (-0.91% NET)(3)           (5.04% NET)(3)              (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH        ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT       VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------      ---------     ---------

   1         46       1,800          1,460      100,000        1,507       100,000         1,553        100,000
   2         47       1,800          2,897      100,000        3,080       100,000         3,267        100,000
   3         48       1,800          4,302      100,000        4,713       100,000         5,150        100,000
   4         49       1,800          5,685      100,000        6,420       100,000         7,231        100,000
   5         50       1,800          7,060      100,000        8,218       100,000         9,548        100,000
   6         51       1,800          8,403      100,000       10,088       100,000        12,102        100,000
   7         52       1,800          9,705      100,000       12,025       100,000        14,911        100,000
   8         53       1,800         10,977      100,000       14,044       100,000        18,017        100,000
   9         54       1,800         12,200      100,000       16,130       100,000        21,434        100,000
  10         55       1,800         13,375      100,000       18,288       100,000        25,202        100,000

  15         60       1,800         18,250      100,000       30,081       100,000        50,771        100,000
  20         65       1,800         21,218      100,000       43,965       100,000        94,170        113,004
  25         70       1,800         21,880      100,000       61,080       100,000       167,044        192,101
  30         75       1,800         15,302      100,000       82,135       100,000       287,163        301,521
  35         80       1,800              0      100,000      111,466       117,039       486,516        510,844
  40         85       1,800              0      100,000      147,951       155,348       807,497        847,872
  45         90       1,800              0      100,000      190,437       199,959     1,312,573      1,378,201
  50         95       1,800              0      100,000      244,174       246,616     2,141,314      2,162,727

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)               6% GROSS(2)                  12% GROSS(2)
                                     (-0.91% NET)(3)           (5.04% NET)(3)               (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1         56       3,000         2,309      100,000        2,383       100,000           2,456        100,000
   2         57       3,000         4,527      100,000        4,816       100,000           5,110        100,000
   3         58       3,000         6,670      100,000        7,315       100,000           8,001        100,000
   4         59       3,000         8,730      100,000        9,878       100,000          11,148        100,000
   5         60       3,000        10,710      100,000       12,513       100,000          14,589        100,000
   6         61       3,000        12,603      100,000       15,218       100,000          18,354        100,000
   7         62       3,000        14,414      100,000       18,003       100,000          22,488        100,000
   8         63       3,000        16,134      100,000       20,867       100,000          27,036        100,000
   9         64       3,000        17,778      100,000       23,832       100,000          32,068        100,000
  10         65       3,000        19,329      100,000       26,891       100,000          37,636        100,000

  15         70       3,000        25,733      100,000       44,089       100,000          76,841        100,000
  20         75       3,000        25,820      100,000       63,471       100,000         145,170        152,428
  25         80       3,000        12,513      100,000       87,879       100,000         258,791        271,731
  30         85       3,000             0      100,000      124,496       130,721         442,048        464,151
  35         90       3,000             0      100,000      168,124       176,530         730,850        767,392
  40         95       3,000             0      100,000      223,174       225,406       1,204,700      1,216,747

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.91% NET)(3)            (5.04% NET)(3)              (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH          ACCOUNT       DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1        46        1,800         1,171      100,000         1,209      100,000           1,246        100,000
   2        47        1,800         2,302      100,000         2,449      100,000           2,598        100,000
   3        48        1,800         3,393      100,000         3,720      100,000           4,068        100,000
   4        49        1,800         4,441      100,000         5,024      100,000           5,668        100,000
   5        50        1,800         5,444      100,000         6,358      100,000           7,410        100,000
   6        51        1,800         6,397      100,000         7,721      100,000           9,307        100,000
   7        52        1,800         7,296      100,000         9,108      100,000          11,373        100,000
   8        53        1,800         8,135      100,000        10,518      100,000          13,623        100,000
   9        54        1,800         8,907      100,000        11,944      100,000          16,075        100,000
  10        55        1,800         9,608      100,000        13,385      100,000          18,751        100,000

  15        60        1,800        11,935      100,000        20,780      100,000          36,620        100,000
  20        65        1,800        11,550      100,000        28,112      100,000          66,490        100,000
  25        70        1,800         6,414      100,000        34,230      100,000         118,924        136,763
  30        75        1,800             0      100,000        36,993      100,000         206,186        216,496
  35        80        1,800             0      100,000        30,204      100,000         351,682        369,266
  40        85        1,800             0      100,000             0      100,000         586,474        615,798
  45        90        1,800             0      100,000             0      100,000         956,028      1,003,829
  50        95        1,800             0      100,000             0      100,000       1,562,396      1,578,020

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                  -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.91% NET)(3)            (5.04% NET)(3)              (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH          ACCOUNT      DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)     BENEFIT
------      ---      -------      --------     -------      --------      -------        --------     -------
   1        56        3,000          1,731     100,000         1,787      100,000          1,842        100,000
   2        57        3,000          3,379     100,000         3,596      100,000          3,817        100,000
   3        58        3,000          4,944     100,000         5,428      100,000          5,942        100,000
   4        59        3,000          6,423     100,000         7,282      100,000          8,233        100,000
   5        60        3,000          7,808     100,000         9,154      100,000         10,706        100,000
   6        61        3,000          9,093     100,000        11,039      100,000         13,379        100,000
   7        62        3,000         10,265     100,000        12,929      100,000         16,271        100,000
   8        63        3,000         11,309     100,000        14,809      100,000         19,398        100,000
   9        64        3,000         12,207     100,000        16,667      100,000         22,784        100,000
  10        65        3,000         12,946     100,000        18,494      100,000         26,462        100,000

  15        70        3,000         13,824     100,000        26,914      100,000         51,134        100,000
  20        75        3,000          7,247     100,000        32,497      100,000         95,663        100,446
  25        80        3,000              0     100,000        29,756      100,000        176,174        184,983
  30        85        3,000              0     100,000         3,026      100,000        306,375        321,694
  35        90        3,000              0     100,000             0      100,000        511,740        537,327
  40        95        3,000              0     100,000             0      100,000        848,683        857,170

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                  -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.91% NET)(3)            (5.04% NET)(3)              (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1        46        1,800          1,554      51,554        1,604        51,604           1,653         51,653
   2        47        1,800          3,087      53,087        3,282        53,282           3,481         53,481
   3        48        1,800          4,595      54,595        5,033        55,033           5,497         55,497
   4        49        1,800          6,084      56,084        6,866        56,866           7,729         57,729
   5        50        1,800          7,558      57,558        8,791        58,791          10,205         60,205
   6        51        1,800          9,008      59,008       10,801        60,801          12,941         62,941
   7        52        1,800         10,426      60,426       12,893        62,893          15,958         65,958
   8        53        1,800         11,820      61,820       15,079        65,079          19,295         69,295
   9        54        1,800         13,177      63,177       17,350        67,350          22,972         72,972
  10        55        1,800         14,498      64,498       19,711        69,711          27,028         77,028

  15        60        1,800         20,382      70,382       32,822        82,822          54,381        104,381
  20        65        1,800         24,872      74,872       48,277        98,277          98,932        148,932
  25        70        1,800         27,713      77,713       66,368       116,368         172,031        222,031
  30        75        1,800         26,109      76,109       84,629       134,629         289,632        339,632
  35        80        1,800         16,938      66,938       99,131       149,131         477,435        527,435
  40        85        1,800              0      50,000      104,938       154,938         779,033        829,033
  45        90        1,800              0      50,000       95,167       145,167       1,263,992      1,327,192
  50        95        1,800              0      50,000       59,250       109,250       2,048,700      2,098,700

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                12% GROSS(2)
                                     (-0.91% NET)(3)            (5.04% NET)(3)              (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------        --------     ---------
   1        56        3,000          2,542     52,542        2,624         52,624            2,704         52,704
   2        57        3,000          5,019     55,019        5,336         55,336            5,661         55,661
   3        58        3,000          7,438     57,438        8,149         58,149            8,904         58,904
   4        59        3,000          9,793     59,793       11,060         61,060           12,459         62,459
   5        60        3,000         12,085     62,085       14,075         64,075           16,360         66,360
   6        61        3,000         14,308     64,308       17,192         67,192           20,639         70,639
   7        62        3,000         16,464     66,464       20,417         70,417           25,338         75,338
   8        63        3,000         18,546     68,546       23,749         73,749           30,495         80,495
   9        64        3,000         20,562     70,562       27,200         77,200           36,168         86,168
  10        65        3,000         22,499     72,499       30,763         80,763           42,401         92,401

  15        70        3,000         31,001     81,001       50,431        100,431           84,327        134,327
  20        75        3,000         34,806     84,806       70,708        120,708          149,434        199,434
  25        80        3,000         30,805     80,805       87,788        137,788          248,839        298,839
  30        85        3,000         15,927     65,927       96,891        146,891          401,576        451,576
  35        90        3,000              0     50,000       91,336        141,336          638,959        688,959
  40        95        3,000              0     50,000       60,809        110,809        1,011,802      1,061,802


(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                12% GROSS(2)
                                     (-0.91% NET)(3)            (5.04% NET)(3)              (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH       ACCOUNT        DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1        46        1,800         1,391       51,391        1,436        51,436           1,479        51,479
   2        47        1,800         2,752       52,752        2,926        52,926           3,103        53,103
   3        48        1,800         4,082       54,082        4,471        54,471           4,885        54,885
   4        49        1,800         5,380       55,380        6,075        56,075           6,842        56,842
   5        50        1,800         6,644       56,644        7,737        57,737           8,991        58,991
   6        51        1,800         7,873       57,873        9,457        59,457          11,350        61,350
   7        52        1,800         9,062       59,062       11,234        61,234          13,938        63,938
   8        53        1,800        10,210       60,210       13,070        63,070          16,777        66,777
   9        54        1,800        11,311       61,311       14,961        64,961          19,890        69,890
  10        55        1,800        12,363       62,363       16,907        66,907          23,303        73,303

  15        60        1,800        16,831       66,831       27,483        77,483          46,080        96,080
  20        65        1,800        19,586       69,586       39,269        89,269          82,444       132,444
  25        70        1,800        19,727       69,727       51,469       101,469         140,377       190,377
  30        75        1,800        15,907       65,907       62,537       112,537         232,745       282,745
  35        80        1,800         5,679       55,679       69,106       119,106         379,558       429,558
  40        85        1,800             0       50,000       66,340       116,340         613,973       663,973
  45        90        1,800             0       50,000       45,607        95,607         988,898     1,038,898
  50        95        1,800             0       50,000            0        50,000       1,592,815     1,642,815

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.91% NET)(3)            (5.04% NET)(3)              (10.99% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------        -------       -------
   1        56        3,000          2,221      52,221        2,293        52,293          2,363        52,363
   2        57        3,000          4,379      54,379        4,657        54,657          4,940        54,940
   3        58        3,000          6,473      56,473        7,093        57,093          7,752        57,752
   4        59        3,000          8,500      58,500        9,604        59,604         10,822        60,822
   5        60        3,000         10,456      60,456       12,186        62,186         14,174        64,174
   6        61        3,000         12,336      62,336       14,838        64,838         17,831        67,831
   7        62        3,000         14,133      64,133       17,556        67,556         21,821        71,821
   8        63        3,000         15,838      65,838       20,333        70,333         26,168        76,168
   9        64        3,000         17,440      67,440       23,159        73,159         30,899        80,899
  10        65        3,000         18,932      68,932       26,030        76,030         36,049        86,049

  15        70        3,000         24,541      74,541       40,862        90,862         69,585       119,585
  20        75        3,000         25,945      75,945       55,296       105,296        120,868       170,868
  25        80        3,000         20,709      70,709       66,168       116,168        198,495       248,495
  30        85        3,000          5,988      55,988       68,905       118,905        316,403       366,403
  35        90        3,000              0      50,000       55,208       105,208        495,133       545,133
  40        95        3,000              0      50,000       14,272        64,272        769,207       819,207

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FINANCIAL STATEMENTS

The financial statements and supplementary schedules of Securian Life Insurance Company included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose report thereon appear elsewhere herein, and has been so included in reliance upon the report of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                         SECURIAN LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2006, 2005 AND 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Securian Life Insurance Company:

We have audited the accompanying balance sheets of Securian Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Securian Life Insurance Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

March 30, 2007

                    SECURIAN LIFE INSURANCE COMPANY
                            BALANCE SHEETS
                      DECEMBER 31, 2006 AND 2005

                                                                        2006           2005
                                                                    ------------   ------------
ASSETS
   Fixed maturity securities: available-for-sale,
      at fair value (amortized cost $116,030,682 and $13,695,026)   $116,094,361   $ 13,794,497
   Policy loans                                                           68,758         56,331
                                                                    ------------   ------------
         Total investments                                           116,163,119     13,850,828
   Cash and cash equivalents                                           4,040,651    102,261,372
   Deferred policy acquisition costs                                     497,737        168,204
   Accrued investment income                                           1,397,001        193,074
   Premiums and fees receivable                                          673,048         93,678
   Income tax asset:
      Current                                                             64,378             --
   Securities in transit                                                  48,016         10,188
   Reinsurance recoverables                                               38,354         20,946
   Other assets                                                          361,507        483,998
                                                                    ------------   ------------
            Total assets                                            $123,283,811   $117,082,288
                                                                    ============   ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy and contract account balances                             $  1,429,747   $  1,121,527
   Future policy and contract benefits                                   196,662        174,633
   Pending policy and contract claims                                  1,951,887        851,389
   Other policyholder funds                                              772,151        331,214
   Policyholder dividends payable                                         41,020         41,049
   Unearned premiums and fees                                             46,031         83,095
   Reinsurance payables                                                   94,257             --
   General insurance expenses and taxes                                  625,969        263,629
   Income tax liability:
      Current                                                                 --         24,454
      Deferred                                                           271,790         13,191
   Payable to affiliates                                                 220,183         20,151
   Other liabilities                                                     256,102        162,770
                                                                    ------------   ------------
         Total liabilities                                             5,905,799      3,087,102
                                                                    ------------   ------------
Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized,
      2,500,000 issued and outstanding                                 2,500,000      2,500,000
   Additional paid in capital                                        104,600,406    104,200,406
   Accumulated other comprehensive income                                 46,687         72,956
   Retained earnings                                                  10,230,919      7,221,824
                                                                    ------------   ------------
         Total stockholder's equity                                  117,378,012    113,995,186
                                                                    ------------   ------------
            Total liabilities and stockholder's equity              $123,283,811   $117,082,288
                                                                    ============   ============

See accompanying notes to financial statements.


                    SECURIAN LIFE INSURANCE COMPANY
                       STATEMENTS OF OPERATIONS
             YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004

                                                                2006          2005         2004
                                                             -----------   ----------   ----------
Revenues:
   Premiums                                                  $20,830,085   $6,569,870   $  219,097
   Policy and contract fees                                      419,533       99,813       86,896
   Net investment income                                       5,816,217      655,665      646,850
   Net realized investment gains (losses)                       (169,854)      (2,988)      11,440
   Other income                                                    7,768           --           --
                                                             -----------   ----------   ----------
      Total revenues                                          26,903,749    7,322,360      964,283
                                                             -----------   ----------   ----------
Benefits and expenses:
   Policyholder benefits                                      16,522,267    5,664,226      333,948
   Interest credited to policies and contracts                    53,374       54,035       51,875
   Increase (decrease) in policy reserves                         94,960       (6,280)      (3,440)
   General operating expenses                                  2,887,675      701,884    1,082,176
   Commissions                                                 3,050,435      858,656       33,464
   Administrative and sponsorship fees                             1,021           --           --
   Amortization of deferred policy acquisition costs              75,524       35,497       19,229
   Capitalization of deferred policy acquisition costs          (410,883)     (18,703)     (20,182)
                                                             -----------   ----------   ----------
      Total benefits and expenses                             22,274,373    7,289,315    1,497,070
                                                             -----------   ----------   ----------
         Income (loss) from operations before income taxes     4,629,376       33,045     (532,787)
                                                             -----------   ----------   ----------
Income tax expense (benefit):
      Current                                                  1,347,541      (19,469)    (211,128)
      Deferred                                                   272,740       31,036       29,040
                                                             -----------   ----------   ----------
         Total income tax expense (benefit)                    1,620,281       11,567     (182,088)
                                                             -----------   ----------   ----------
            Net income (loss)                                $ 3,009,095   $   21,478   $ (350,699)
                                                             ===========   ==========   ==========

See accompanying notes to financial statements.


                    SECURIAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
             YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004

                                                                                 ACCUMULATED
                                                                  ADDITIONAL        OTHER                         TOTAL
                                                      COMMON        PAID IN     COMPREHENSIVE     RETAINED    STOCKHOLDER'S
                                                       STOCK        CAPITAL         INCOME        EARNINGS        EQUITY
                                                    ----------   ------------   -------------   -----------   -------------
2004:
   Balance, beginning of year                       $2,500,000   $  3,800,406     $ 488,143     $ 7,551,045    $ 14,339,594
      Comprehensive income:
         Net loss                                           --             --            --        (350,699)       (350,699)
         Other comprehensive loss                           --             --      (195,326)             --        (195,326)
                                                                                                               ------------
            Total comprehensive loss                                                                               (546,025)
                                                    ----------   ------------     ---------     -----------    ------------
   Balance, end of year                             $2,500,000   $  3,800,406     $ 292,817     $ 7,200,346    $ 13,793,569
                                                    ==========   ============     =========     ===========    ============
2005:
   Balance, beginning of year                       $2,500,000   $  3,800,406     $ 292,817     $ 7,200,346    $ 13,793,569
      Comprehensive income:
         Net income                                         --             --            --          21,478          21,478
         Other comprehensive loss                           --             --      (219,861)             --        (219,861)
                                                                                                               ------------
            Total comprehensive loss                                                                               (198,383)
      Contributions to additional paid in capital           --    100,400,000            --              --     100,400,000
                                                    ----------   ------------     ---------     -----------    ------------
   Balance, end of year                             $2,500,000   $104,200,406     $  72,956     $ 7,221,824    $113,995,186
                                                    ==========   ============     =========     ===========    ============
2006:
   Balance, beginning of year                       $2,500,000   $104,200,406     $  72,956     $ 7,221,824    $113,995,186
      Comprehensive income:
         Net income                                         --             --            --       3,009,095       3,009,095
         Other comprehensive loss                           --             --       (26,269)             --         (26,269)
                                                                                                               ------------
            Total comprehensive income                                                                            2,982,826
      Contributions to additional paid in capital           --        400,000            --              --         400,000
                                                    ----------   ------------     ---------     -----------    ------------
   Balance, end of year                             $2,500,000   $104,600,406     $  46,687     $10,230,919    $117,378,012
                                                    ==========   ============     =========     ===========    ============

See accompanying notes to financial statements.


                    SECURIAN LIFE INSURANCE COMPANY
                       STATEMENTS OF CASH FLOWS
             YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004

                                                                            2006            2005           2004
                                                                       -------------    ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                      $   3,009,095    $     21,478   $  (350,699)
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
      Interest credited to annuity and insurance contracts                    43,928          43,022        42,000
      Fees deducted from policy and contract balances                       (615,648)       (194,801)     (185,255)
      Change in future policy and contract benefits                           22,029          (9,673)      (11,373)
      Change in pending policy and contract claims                         1,100,498         799,745        49,770
      Change in other policyholder funds                                     440,937         309,070        21,090
      Amortization of deferred policy acquisition cost                        75,524          35,497        19,229
      Capitalization of policy acquisition costs                            (410,883)        (18,703)      (20,182)
      Change in premiums and fees receivable                                (615,225)        (53,173)       (2,383)
      Deferred tax provision                                                 272,740          31,036        29,040
      Change in federal income tax recoverables (payables) - current         (88,832)        265,552      (221,895)
      Change in accrued general insurance expenses and taxes                 362,340        (499,055)      762,201
      Net realized investment (gains) losses                                 169,854           2,988       (11,440)
      Change in accrued investment income                                 (1,203,927)         12,755        19,756
      Premium amortization and discount accretion                           (174,344)         48,722        86,425
      Change in other assets                                                 122,491        (483,182)          (18)
      Change in payable to affiliates                                        200,032         (69,564)       77,891
      Change in other liabilities                                             93,332           5,313       162,609
      Change in reinsurance recoverables                                      76,849           6,201         8,012
      Other, net                                                                 (30)          1,035          (242)
                                                                       -------------    ------------   -----------
         Net cash provided by operating activities                         2,880,760         254,263       474,536
                                                                       -------------    ------------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from fixed maturity securities sold                               8,246,187         208,147       401,397
Proceeds from fixed maturity securities matured or repaid                  5,712,230       2,181,766     1,513,560
Cost of fixed maturity securities acquired                              (116,287,056)     (2,299,122)   (2,784,279)
Change in securities in transit                                              (37,828)         39,187       (38,562)
Change in policy loans                                                       (12,427)         (1,794)      110,767
Other, net                                                                    (2,526)             --            --
                                                                       -------------    ------------   -----------
         Net cash provided by (used in) investing activities            (102,381,420)        128,184      (797,117)
                                                                       -------------    ------------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance contracts                         960,775         267,778       279,375
Withdrawals from annuity and insurance contracts                             (80,836)       (138,103)      (91,647)
Capital contribution from parent                                             400,000     100,400,000            --
                                                                       -------------    ------------   -----------
         Net cash provided by financing activities                         1,279,939     100,529,675       187,728
                                                                       -------------    ------------   -----------
      Net (decrease) increase in cash and cash equivalents               (98,220,721)    100,912,122      (134,853)
Cash and cash equivalents, beginning of year                             102,261,372       1,349,250     1,484,103
                                                                       -------------    ------------   -----------
Cash and cash equivalents, end of year                                 $   4,040,651    $102,261,372   $ 1,349,250
                                                                       =============    ============   ===========

See accompanying notes to financial statements.


                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     Securian Life Insurance Company (the Company) is organized under the laws of the State of Minnesota as a stock life company and is licensed as a life and health insurer.

     On December 30, 2005, ownership of the Company was transferred from Securian Financial Group, Inc. to Minnesota Life Insurance Company (Minnesota Life) in the form of a capital contribution. Minnesota Life is a wholly-owned life insurance company of Securian Financial Group, Inc. Securian Financial Group, Inc. is an intermediate stock holding company held by a mutual holding company, Minnesota Mutual Companies, Inc., which was created in 1998.

     The Company received a capital contribution in the form of cash from its parent company, Minnesota Life, in the amount of $100,400,000 on December 30, 2005. The capital contribution was required as part of a filing by the Company to be authorized to sell business in the state of New York. On January 3, 2006, a subsequent capital contribution in the form of cash was made in the amount of $400,000 related to the same filing requirement. The Company offers traditional products including accident and health, group dental, and group life, as well as nontraditional products, including group universal and variable life and deferred annuities in states where the Company is authorized to do business.

     The Company's strategy is to be successful in carefully selected niche markets in the United States while focusing on the retention of existing business and the maintenance of profitability. The Company has divided its businesses into strategic business units, which focus on various markets:
     Individual Financial Security, Group Dental Insurance, Group Insurance, and Retirement. Individual Financial Security services a closed block of individual life products and Retirement services a closed block of individual annuities and supplemental contracts. Revenues, including net realized investment gains and losses, for these strategic business units for the years ended December 31 were as follows:

                                         2006         2005        2004
                                     -----------   ----------   --------
     Individual Financial Security   $   161,889   $  168,682   $261,139
     Group Dental Insurance           26,299,965    7,139,685    649,420
     Group Insurance                     409,212           --         --
     Retirement                           32,683       13,993     53,724
                                     -----------   ----------   --------
     Total                           $26,903,749   $7,322,360   $964,283
                                     ===========   ==========   ========

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements, and such changes in estimates are recorded in the statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of impairment losses on investments, and income taxes. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life products, which include term insurance, are credited to revenue when due. For accident and health, group dental, and group life products, premiums are credited to revenue over the contract period as earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and group universal life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the financial statements that are not yet paid are included in premiums and fees receivable on the balance sheets.

     Certain nontraditional life products, specifically individual adjustable life insurance policies, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. The Company recognizes the excess of all cash flows attributed to its beneficial interest in asset-backed securities, including all interest only strips and asset-backed securities not of high credit quality, estimated at the acquisition/transaction date over the initial investment as interest income over the life of the Company's beneficial interest using the effective yield method.

                                                                (Continued)

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed and fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker/dealer survey values or internal estimates.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were lower than the current effective portfolio rate.

     Fair values of fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not based on quoted market prices, generally private placement securities and securities that do not trade regularly, an internally developed pricing model using a commercial software application is most often used. The internally developed pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities for which quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained from the administrator from whom cash flows are distributed for these certain structured securities. As of December 31, 2006, 100% of the fair values of fixed maturity securities were obtained from quoted market prices.

     The Company recognizes interest income as earned, net of related investment expenses.

     For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

                                                                (Continued)

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined on the specific identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-then-temporarily impaired, the invested asset is written down to fair value and the amount of the impairment is included in realized gains and losses on the statements of operations. The fair value then becomes the new cost basis of the investment and any subsequent recoveries in fair value are recognized at disposition.

     Under the Company's accounting policy for debt securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time. The Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

     For other debt securities, an other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's ability and intent generally focuses on changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment.

     The Company did not record any other-than-temporary impairments in 2006, 2005, and 2004.

     RISKS

     The following is a description of the most significant risks facing the
     Company:

     CREDIT RISK:

     Credit risk is the risk that issuers of securities or other parties, including reinsurers, default on their contractual obligations. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor and industry and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company actively monitors and manages exposures, determines whether securities are impaired and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

                                                                (Continued)

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Concentration of credit risk with respect to fixed maturity securities is limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering various products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life business. These contracts are generally immaterial to the Company's results of operations. The Company monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

                                                                (Continued)

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition testing at least annually.

     For traditional life, accident and health, group dental, and group life product, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC are amortized with interest over the expected lives of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, and investment returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

     Changes in actuarial assumptions can have a significant impact on the amount of DAC reported for nontraditional life and the related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised to reflect management's best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the statements of operations. DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 9. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

                                                                (Continued)

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life and group life products. The reserves were calculated based on industry mortality experience and assumptions regarding investment yields.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled on group life, accident and health, and group dental products. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors, and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2006 and 2005, the total participating business in force was $15,865,000 and $16,908,000, respectively. As a percentage of total life insurance in force, participating business in force represents 1% and 78% at December 31, 2006 and 2005, respectively.

     INCOME TAXES

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the financial statements. Any such change could significantly affect the amounts reported in the statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

                                                                (Continued)

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     NEW PRONOUNCEMENTS

     In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), FAIR VALUE MEASUREMENTS. FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures regarding fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect of this statement on its results of operations and financial position.

     In September 2006, the U.S. Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108), CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, MATERIALITY, regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 is effective for fiscal years ending after November 15, 2006. Any material errors in existence at the beginning of the fiscal year ending after November 15, 2006, may be corrected through a one-time cumulative effect adjustment to beginning of year retained earnings. There was no material impact to the Company's results of operations or financial position due to the adoption of SAB 108 in 2006.

     In June 2006, the FASB issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109, ACCOUNTING FOR INCOME TAXES (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, disclosure and transition. The application of FIN 48 is required for fiscal years beginning after December 15, 2006. The Company expects no material impact to its results of operations or financial position due to the adoption of FIN 48 in 2007.

     In November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

                                                                (Continued)

     In September 2005, the American Institute of Certified Public Accountants Accounting Standards Executive Committee issued Statement of Position 05-1 (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company expects no material impact to its results of operations or financial position due to the adoption of SOP 05-1.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 was effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 on January 1, 2006, did not have a material impact on the results of operations or financial position of the Company.

     In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FAS 153 on January 1, 2006, did not have a material impact on the results of operations or financial position of the Company.

     In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS (EITF 03-1), which was issued on October 23, 2003. The Company revised its method of calculating the impairment of securities based on this additional guidance. Other-than-temporary impairments reduce the value of the investment to fair value.

     In September 2004, the FASB exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, which delayed the effectiveness of the related paragraphs in EITF 03-1, with the exception of certain disclosure requirements.

                                                                (Continued)

     In June 2004, the FASB issued FSP 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(b) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS (FAS 97), PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY (FSP FAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP FAS 97-1 is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in FAS 97 to situations in which profits are expected to be followed by losses. Although SOP 03-1 requires URR in certain situations where profits are followed by losses, it does not restrict the calculation of URR to only those situations. The adoption of FSP FAS 97-1 in 2004 had no material impact to the results of operations or financial position of the Company.

     Effective January 1, 2004, the Company adopted SOP 03-1. This statement provides guidance on the classification, valuation and accounting for nontraditional long-duration contract liabilities, the accounting for contracts with guaranteed minimum death benefits (GMDB), the accounting for sales inducements, and separate account presentation and valuation. SOP 03-1 requires companies to evaluate the significance of certain guarantees in products such as GMDB to determine whether a contract should be accounted for as an investment or insurance contract. The adoption of SOP 03-1 had no impact to the results of operations or financial position of the Company.

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

                                2006        2005       2004
                             ----------   --------   --------
Fixed maturity securities    $5,260,381   $654,871   $663,222
Policy loans                      4,798      4,296      9,394
Cash equivalents                815,162     37,018     12,971
                             ----------   --------   --------
   Gross investment income    6,080,341    696,185    685,587
Investment expense              264,124     40,520     38,737
                             ----------   --------   --------
   Total                     $5,816,217   $655,665   $646,850
                             ==========   ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

                                   2006       2005      2004
                                ---------   -------   -------
Fixed maturity securities       $(169,854)  $(2,988)  $11,440
                                ---------   -------   -------
   Total                        $(169,854)  $(2,988)  $11,440
                                =========   =======   =======

     Gross realized gains (losses) on the sales of fixed maturity securities for the years ended December 31 were as follows:

                                   2006      2005       2004
                                ---------   -------   -------
Gross realized gains            $      --   $ 5,511   $11,514
Gross realized losses            (169,854)   (8,499)      (74)

                                                                (Continued)

     Net accumulated unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

                                                     2006        2005
                                                  ---------   ---------
Gross unrealized gains                            $ 587,297   $ 261,103
Gross unrealized losses                            (523,618)   (161,632)
Adjustment to deferred policy acquisition costs      10,275      16,103
Adjustment to unearned policy and contract fees      (2,125)     (3,334)
                                                  ---------   ---------
                                                     71,829     112,240
Deferred federal income taxes                       (25,142)    (39,284)
                                                  ---------   ---------
   Net accumulated unrealized gains               $  46,687   $  72,956
                                                  =========   =========

     The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:

                                                         GROSS UNREALIZED
                                          AMORTIZED    -------------------       FAIR
DECEMBER 31, 2006                           COST         GAINS     LOSSES        VALUE
-------------------------------------   ------------   --------   --------   ------------
U.S. government                         $  5,290,014   $121,413   $ 82,825   $  5,328,602
Agencies not backed by the full faith
   and credit of the U.S. government       2,930,646     11,279         --      2,941,925
Corporate securities                      73,498,247    415,058    217,380     73,695,925
Asset-backed securities                    5,560,776         --     44,240      5,516,536
Mortgage-backed securities                28,750,999     39,547    179,173     28,611,373
                                        ------------   --------   --------   ------------
      Total                             $116,030,682   $587,297   $523,618   $116,094,361
                                        ============   ========   ========   ============

                                                        GROSS UNREALIZED
                                         AMORTIZED    -------------------      FAIR
DECEMBER 31, 2005                           COST        GAINS     LOSSES       VALUE
-------------------------------------   -----------   --------   --------   -----------
U.S. government                         $ 4,802,036   $106,699   $ 66,466   $ 4,842,269
Agencies not backed by the full faith
   and credit of the U.S. government      2,765,717         --     43,998     2,721,719
Corporate securities                      6,127,273    154,404     51,168     6,230,509
                                        -----------   --------   --------   -----------
      Total                             $13,695,026   $261,103   $161,632   $13,794,497
                                        ===========   ========   ========   ===========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     AMORTIZED        FAIR
                                                       COST           VALUE
                                                   ------------   ------------
   Due in one year or less                         $  4,769,943   $  4,765,665
   Due after one year through five years             39,232,401     39,214,897
   Due after five years through ten years            41,090,812     41,202,524
   Due after ten years                                2,186,527      2,299,902
   Mortgage-backed securities                        28,750,999     28,611,373
                                                   ------------   ------------
      Total                                        $116,030,682   $116,094,361
                                                   ============   ============

                                                                (Continued)

     The Company had certain investments with a reported fair value lower than the cost of the investment as follows:

                                                                   UNREALIZED
DECEMBER 31, 2006                       FAIR VALUE       COST        LOSSES
------------------------------------   -----------   -----------   ----------
U.S. government securities
   Less than 12 months                 $ 3,146,485   $ 3,229,310    $ 82,825
   Greater than 12 months                       --            --          --
Corporate securities
   Less than 12 months                  37,342,680    37,560,060     217,380
   Greater than 12 months                       --            --          --
Mortgage and asset-backed securities
   Less than 12 months                  24,732,190    24,955,603     223,413
   Greater than 12 months                       --            --          --

                                                                  UNREALIZED
DECEMBER 31, 2005                       FAIR VALUE      COST        LOSSES
-------------------------------------   ----------   ----------   ----------
U.S. government securities
   Less than 12 months                  $2,638,042   $2,672,463     $34,421
   Greater than 12 months                1,385,415    1,417,460      32,045
Agencies not backed by the full faith
   and credit of the U.S. government
   Less than 12 months                   2,721,719    2,765,717      43,998
   Greater than 12 months                       --           --          --
Corporate securities
   Less than 12 months                   2,305,144    2,350,432      45,288
   Greater than 12 months                  243,996      249,876       5,880

     Unrealized losses on fixed maturity securities are generally interest related rather than credit related and management has the ability and the intent to hold until recovery of amortized cost.

     At December 31, 2006 and 2005, fixed maturity securities with a carrying value of $4,897,204 and $4,449,651 respectively, were on deposit with various regulatory authorities as required by law.

(4)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

                                                        2006        2005       2004
                                                     ----------   -------   ---------
Computed tax expense (benefit)                       $1,620,282   $11,566   $(186,476)
Difference between computed and actual tax expense
(benefit):
   Provision to return adjustment                            --        --       4,388
   Expense adjustments and other                             (1)        1          --
                                                     ----------   -------   ---------
      Total tax expense (benefit)                    $1,620,281   $11,567   $(182,088)
                                                     ==========   =======   =========

                                                                (Continued)

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                             2006       2005
                                           --------   --------
Deferred tax assets:
   Policyholder dividends                  $ 14,357   $ 14,367
   Policyholder reserves                      3,524      4,488
   Tax deferred policy acquisition costs     59,553     73,211
   Ceding commission                        110,756         --
   Other                                      1,043        199
                                           --------   --------
      Gross deferred tax assets             189,233     92,265
                                           --------   --------
Deferred tax liabilities:
   Deferred policy acquisition costs        160,216     44,293
   Premiums                                 186,307      9,749
   Basis difference on investments           89,695     14,226
   Net unrealized capital gains              22,288     34,815
   Other                                      2,517      2,373
                                           --------   --------
      Gross deferred tax liabilities        461,023    105,456
                                           --------   --------
         Net deferred tax liability        $271,790   $ 13,191
                                           ========   ========

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2006 and 2005 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Income taxes paid (received) for the years ended December 31, 2006, 2005, and 2004, were $1,436,373 $(285,021) and $10,767, respectively.

     In December 2006, the IRS completed their audit of the consolidated federal income tax return for Minnesota Mutual Companies, Inc. and subsidiaries for the years 2003 and 2004. There were no proposed adjustments affecting the Company. The consolidated tax returns for 2005 and later are expected to be under examination by the IRS beginning in late 2007. The Company believes that its applicable share of any additional taxes refunded or assessed as a result of the examination will not have a material effect on its financial position.

                                                                (Continued)

(5) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM ADJUSTMENT EXPENSES

     The liability for unpaid accident and health claims, reserve for losses and claim adjustment expenses is included in future policy and contract benefits, pending policy and contract claims, on the balance sheets.

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim adjustment expenses is summarized as follows:

                                        2006         2005        2004
                                    -----------   ----------   --------
Balance at January 1                $   850,000   $   50,000   $     --
   Less: reinsurance recoverable             --           --         --
                                    -----------   ----------   --------
Net balance at January 1                850,000       50,000         --
                                    -----------   ----------   --------
Incurred related to:
   Current year                      16,116,609    5,665,294    162,482
   Prior years                         (117,995)     (10,617)        --
                                    -----------   ----------   --------
Total incurred                       15,998,614    5,654,677    162,482
                                    -----------   ----------   --------
Paid related to:
   Current year                      14,664,809    4,815,294    112,482
   Prior years                          732,005       39,383         --
                                    -----------   ----------   --------
Total paid                           15,396,814    4,854,677    112,482
Net balance at December 31            1,451,800      850,000     50,000
   Plus: reinsurance recoverable             --           --         --
                                    -----------   ----------   --------
Balance at December 31              $ 1,451,800   $  850,000   $ 50,000
                                    ===========   ==========   ========

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim adjustment expenses incurred decreased by $(117,995) in 2006, decreased by $(10,617) in 2005, and did not change in 2004. These changes in estimates are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(6)  REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's financial statements reflect the effects of ceded reinsurance transactions. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

                                                                (Continued)

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

                        2006          2005       2004
                    -----------   ----------   --------
Direct premiums     $20,953,509   $6,590,054   $239,055
Reinsurance ceded      (123,424)     (20,184)   (19,958)
                    -----------   ----------   --------
   Net premiums     $20,830,085   $6,569,870   $219,097
                    ===========   ==========   ========

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the statements of operations were $0 for the years ending 2006, 2005 and 2004.

     The Company entered into an agreement with Patriot Mutual Insurance Company on November 1, 2006 to acquire a block of small employer group dental business. These group employers are located in Maine, New Hampshire, and Vermont. The business was assumed by the Company through a bulk (assumption) reinsurance agreement. The Company paid a ceding commission of $320,000 in exchange for the liability transfer. The entire ceding commission was capitalized and is included in deferred policy acquisition costs on the balance sheets. In 2006, the Company recorded amortization on the capitalized ceding commission of $17,778.

     Also as part of this acquisition, the Company entered into an administrative services contract for a small block of accident and health plans. The Company recorded the administrative activity on its balance sheets and recognized administrative fees of $7,753 as other income for 2006 on its statements of operations.

(7)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2006 and 2005. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Refer to note 2 for additional fair value disclosures concerning fixed maturity securities. The carrying amounts for policy loans, cash, and cash equivalents approximate the assets' fair values.

     The fair values of deferred annuities which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2006 and 2005 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

                                                                (Continued)

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                        2006                          2005
                            ---------------------------   ---------------------------
                              CARRYING         FAIR         CARRYING         FAIR
                               AMOUNT          VALUE         AMOUNT          VALUE
                            ------------   ------------   ------------   ------------
Fixed maturity securities   $116,094,361   $116,094,361   $ 13,794,497   $ 13,794,497
Policy loans                      68,758         68,758         56,331         56,331
Cash and cash equivalents      4,040,651      4,040,651    102,261,372    102,261,372
                            ------------   ------------   ------------   ------------
   Total financial assets   $120,203,770   $120,203,770   $116,112,200   $116,112,200
                            ============   ============   ============   ============

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                           2006                 2005
                                  -------------------   -------------------
                                  CARRYING     FAIR     CARRYING     FAIR
                                   AMOUNT      VALUE     AMOUNT      VALUE
                                  --------   --------   --------   --------
Deferred annuities                $ 72,724   $ 72,724   $103,173   $103,173
Supplementary contracts without
   life contingencies               71,168     71,168     68,438     68,438
                                  --------   --------   --------   --------
   Total financial liabilities    $143,892   $143,892   $171,611   $171,611
                                  ========   ========   ========   ========

(8)  RELATED PARTY TRANSACTIONS

     The Company has an agreement with Minnesota Life, where Minnesota Life processes premiums and claims on behalf of the Company. These amounts are settled quarterly on a net basis. The Company also has agreements with Minnesota Life and Securian Financial Group, Inc. for expenses including charges for occupancy costs, data processing, compensation and benefits, advertising and promotion, and other administrative expenses, which Minnesota Life and Securian Financial Group Inc. incur on behalf of the Company. As of December 31, 2006, the Company reported $33,495 as amounts due to Securian Financial Group, Inc., and $186,689 as net amounts due to Minnesota Life. As of December 31, 2005, the Company reported $530 as net amounts due to Minnesota Life, and $19,621 as amounts due to its affiliate Securian Financial Group, Inc. The amount of expenses incurred by the Company related to these agreements for the years ended December 31, 2006, 2005, and 2004 were $726,658, 259,592, and $225,194 respectively.

     The Company contracts with its affiliate, Advantus Capital Management, Inc., for advisory services performed in managing the Company's general account asset portfolios. Amounts paid under this advisory agreement were $258,632 and $36,477 in 2006 and 2005, respectively.

     Securian Financial Group, Inc. has provided guarantees to certain states to provide additional capital contributions to the Company to maintain capital and surplus amounts at the greater of financial admission requirements and risk-based capital requirements.

                                                                (Continued)

(9)  OTHER COMPREHENSIVE INCOME (LOSS)

     Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income (loss) and unrealized appreciation (depreciation) on securities and related adjustments.

     The components of comprehensive income (loss), other than net income
     (loss), are illustrated below:

                                                        2006        2005        2004
                                                     ---------   ---------   ---------
Other comprehensive loss before tax:
   Unrealized losses on securities                   $(205,646)  $(382,617)  $(316,199)
      Reclassification adjustment for
         (gains) losses included in net income         169,854       2,988     (11,440)
   Adjustment to deferred policy acquisition costs      (5,828)     52,192      34,224
   Adjustment to unearned policy and contract fees       1,209     (10,807)     (7,087)
                                                     ---------   ---------   ---------
                                                       (40,411)   (338,244)   (300,502)
   Income tax expense related to items of
      other comprehensive loss                          14,142     118,383     105,176
                                                     ---------   ---------   ---------
   Other comprehensive loss net of tax               $ (26,269)  $(219,861)  $(195,326)
                                                     =========   =========   =========

(10) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     Dividend payments by the Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations for the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2006 statutory results, the maximum amount available for the payment of dividends during 2007 by the Company without prior regulatory approval is $11,643,475 after January 1, 2007.

     Other than noted above, there are no restrictions placed on the Company's surplus, including for whom the surplus is being held.

     The Company received a $100,400,000 capital contribution in the form of cash from Minnesota Life on December 30, 2005. The capital contribution was required as part of a filing for the Company to be authorized to sell business in the state of New York. On January 3, 2006, a $400,000 capital contribution was made related to the same filing requirement.

(11) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2006 and 2005 the amount was immaterial to the financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $986 as of December 31, 2006 and 2005, respectively. These assets are being amortized over a five-year period.

                                                                (Continued)

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

(12) STATUTORY FINANCIAL DATA

     The Company, is domiciled in the state of Minnesota, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the state of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory account practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the National Association of Insurance Commissioners accounting practices. See note 10 for discussion of statutory dividend limitations.

     On a statutory accounting basis, the Company reported net income of $3,044,172 in 2006, net income of $118,400 in 2005, and net loss of
     $(266,997) in 2004. Statutory surplus was $116,434,754 and $113,151,756 as of December 31, 2006 and 2005, respectively.

(13) SUBSEQUENT EVENT

     Minnesota Life has signed a letter of intent to sell Northstar Life Insurance Company (Northstar) to an unaffiliated insurance company. Prior to the transaction date, the majority of the product liabilities of Northstar, which includes group life, credit life, group disability, and credit disability, will be transferred to the Company through an assumption reinsurance transaction. Any policies or contracts remaining in Northstar as of the sale date will be 100% coinsured to the Company. Subject to regulatory approval, the sale of Northstar is expected to close in June 2007.

                         SECURIAN LIFE INSURANCE COMPANY
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                                                                  AS SHOWN
                                                                  FAIR             ON THE
TYPE OF INVESTMENT                                COST (2)        VALUE      BALANCE SHEET (1)
                                               ------------   ------------   -----------------
Fixed maturity securities:
   U.S. government                             $  5,290,014   $  5,328,602      $  5,328,602
   Agencies not backed by the full faith and
      credit of the U.S. government               2,930,646      2,941,925         2,941,925
   Corporate securities                          73,498,247     73,695,925        73,695,925
   Asset-backed securities                        5,560,776      5,516,536         5,516,536
   Mortgage-backed securities                    28,750,999     28,611,373        28,611,373
                                               ------------   ------------      ------------
      Total fixed maturity securities           116,030,682    116,094,361       116,094,361
   Policy loans                                      68,758         68,758            68,758
                                               ------------   ------------      ------------
Total investments                              $116,099,440   $116,163,119      $116,163,119
                                               ============   ============      ============

(1)  Fair value for fixed maturity securities classified as available-for-sale.

(2) Original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities.

See accompanying report of independent registered public accounting firm.


                         SECURIAN LIFE INSURANCE COMPANY
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

                                             AS OF DECEMBER 31,
                         ----------------------------------------------------------
                                        FUTURE POLICY
                           DEFERRED       BENEFITS                     OTHER POLICY
                            POLICY     LOSSES, CLAIMS                   CLAIMS AND
                         ACQUISITION   AND SETTLEMENT     UNEARNED       BENEFITS
        SEGMENT             COSTS       EXPENSES (1)    PREMIUMS (2)     PAYABLE
----------------------   -----------   --------------   ------------   ------------
2006:
   Life insurance          $195,514      $1,478,479        $ 4,379      $  500,087
   Accident and
      health insurance      302,223              --          1,674       1,451,800
   Annuity                       --         147,930             --              --
                           --------      ----------        -------      ----------
                           $497,737      $1,626,409        $ 6,053      $1,951,887
                           ========      ==========        =======      ==========
2005:
   Life insurance          $168,204      $1,066,234        $41,652      $    1,389
   Accident and
      health insurance           --              --         41,443         850,000
   Annuity                       --         229,926             --              --
                           --------      ----------        -------      ----------
                           $168,204      $1,296,160        $83,095      $  851,389
                           ========      ==========        =======      ==========
2004:
   Life insurance          $132,806      $  991,377        $35,168      $    1,644
   Accident and
      health insurance           --              --             --          50,000
   Annuity                       --         336,561             --              --
                           --------      ----------        -------      ----------
                           $132,806      $1,327,938        $35,168      $   51,644
                           ========      ==========        =======      ==========

                                                    FOR THE YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------------------------------------
                                                                     AMORTIZATION
                                                       BENEFITS,      OF DEFERRED
                                           NET      CLAIMS, LOSSES      POLICY         OTHER
                           PREMIUM     INVESTMENT   AND SETTLEMENT    ACQUISITION    OPERATING     PREMIUMS
        SEGMENT          REVENUE (3)     INCOME      EXPENSES (5)        COSTS       EXPENSES    WRITTEN (4)
----------------------   -----------   ----------   --------------   ------------   ----------   ----------
2006:
   Life insurance        $   511,601   $   61,142     $   643,176       $57,746     $  304,482       $--
   Accident and
      health insurance    20,718,201    5,741,827      15,998,614        17,778      5,631,863        --
   Annuity                    19,816       13,248          28,810            --          2,786        --
                         -----------   ----------     -----------       -------     ----------       ---
                         $21,249,618   $5,816,217     $16,670,600       $75,524     $5,939,131       $--
                         ===========   ==========     ===========       =======     ==========       ===
2005:
   Life insurance        $   106,941   $   53,733     $    45,650       $35,497     $   79,557       $--
   Accident and
      health insurance     6,562,742      589,772       5,654,676            --      1,479,844        --
   Annuity                        --       12,160          11,655            --          1,139        --
                         -----------   ----------     -----------       -------     ----------       ---
                         $ 6,669,683   $  655,665     $ 5,711,981       $35,497     $1,560,540       $--
                         ===========   ==========     ===========       =======     ==========       ===
2004:
   Life insurance        $    95,073   $  165,311     $   204,238       $19,229     $  100,133       $--
   Accident and
      health insurance       208,369      430,573         162,482            --      1,014,785        --
   Annuity                     2,551       50,966          15,663            --            722        --
                         -----------   ----------     -----------       -------     ----------       ---
                         $   305,993   $  646,850     $   382,383       $19,229     $1,115,640       $--
                         ===========   ==========     ===========       =======     ==========       ===


(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes reserve transfers

See accompanying report of independent registered public accounting firm.

                         SECURIAN LIFE INSURANCE COMPANY
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                                                       PERCENTAGE
                                                          CEDED TO     ASSUMED FROM                     OF AMOUNT
                                           GROSS           OTHER           OTHER            NET          ASSUMED
                                           AMOUNT         COMPANIES      COMPANIES         AMOUNT        TO NET
                                      --------------   -------------   ------------   --------------   ----------
2006: Life insurance in force         $1,544,941,000    $424,701,000        $--       $1,120,240,000      0.0%
                                      ==============    ============        ===       ==============
   Premiums:
      Life insurance                  $      215,492    $    123,424        $--       $       92,068      0.0%
      Accident and health insurance       20,718,201              --         --           20,718,201      0.0%
      Annuity                                 19,816              --         --               19,816      0.0%
                                      --------------    ------------        ---       --------------
         Total premiums               $   20,953,509    $    123,424        $--       $   20,830,085      0.0%
                                      ==============    ============        ===       ==============
2005: Life insurance in force         $   21,789,000    $  4,157,000        $--       $   17,632,000      0.0%
                                      ==============    ============        ===       ==============
   Premiums:
      Life insurance                  $       27,312    $     20,184        $--       $        7,128      0.0%
      Accident and health insurance        6,562,742              --         --            6,562,742      0.0%
      Annuity                                     --              --         --                   --      0.0%
                                      --------------    ------------        ---       --------------
         Total premiums               $    6,590,054    $     20,184        $--       $    6,569,870      0.0%
                                      ==============    ============        ===       ==============
2004: Life insurance in force         $   24,663,000    $  6,200,000        $--       $   18,463,000      0.0%
                                      ==============    ============        ===       ==============
   Premiums:
      Life insurance                  $       28,209    $     19,958        $--       $        8,251      0.0%
      Accident and health insurance          208,369              --         --              208,369      0.0%
      Annuity                                  2,477              --         --                2,477      0.0%
                                      --------------    ------------        ---       --------------
         Total premiums               $      239,055    $     19,958        $--       $      219,097      0.0%
                                      ==============    ============        ===       ==============

See accompanying report of independent registered public accounting firm.

                            PART C: OTHER INFORMATION

Item Number     Caption in Other Information

    26.         Exhibits

    27.         Directors and Officers of the Depositor

    28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

    29.         Indemnification

    30.         Principal Underwriters

    31.         Location of Accounts and Records

    32.         Management Services

    33.         Fee Representation

                            PART C: OTHER INFORMATION

ITEM 26.  EXHIBITS

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL              POSITION AND OFFICES
BUSINESS ADDRESS                WITH SECURIAN LIFE
------------------              --------------------
Brian C. Anderson               Second Vice President
400 Robert Street North
St. Paul, MN 55101

Alfrieda B. Baldwin             Director, Assistant Secretary and Counsel
400 Robert Street North
St. Paul, MN 55101

Leslie J. Chapman               Vice President
400 Robert Street North
St. Paul, MN 55101

Jenean C. Cordon                Vice President
400 Robert Street North
St. Paul, MN 55101

Susan L. Ebertz                 Vice President - Group Insurance Services
400 Robert Street North
St. Paul, MN 55101

George C. Fremder, Jr.          Second Vice President
400 Robert Street North
St. Paul, MN 55101

Thomas A. Gustafson             Second Vice President
400 Robert Street North
St. Paul, MN 55101

Mark B. Hier                    Second Vice President
400 Robert Street North
St. Paul, MN 55101

James E. Johnson                Director and Executive Vice President
400 Robert Street North
St. Paul, MN 55101

David J. LePlavy                Second Vice President and Controller
400 Robert Street North
St. Paul, MN 55101

Richard L. Manke                Vice President
400 Robert Street North
St. Paul, MN 55101

Jean Delaney Nelson             Senior Vice President
400 Robert Street North
St. Paul, MN 55101

Maria H. O'Phelan               Second Vice President
400 Robert Street North
St. Paul, MN 55101

Robert M. Olafson               Director and Senior Vice President
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson            Second Vice President
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky             Secretary
400 Robert Street North
St. Paul, MN 55101

Dwayne C. Radel                 Director, Vice President and General Counsel
400 Robert Street North
St. Paul, MN 55101

Robert L. Senkler               Chairman of the Board, Chief Executive Officer
400 Robert Street North         and President
St. Paul, MN 55101

Bruce P. Shay                   Senior Vice President
400 Robert Street North
St. Paul, MN 55101

Gregory S. Strong               Director, Senior Vice President and Treasurer
400 Robert Street North
St. Paul, MN 55101

Nancy R. Swanson                Second Vice President
400 Robert Street North
St. Paul, MN 55101

Randy F. Wallake                Executive Vice President
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro               Director, Executive Vice President and
400 Robert Street North         Chief Financial Officer
St. Paul, MN 55101

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH MINNESOTA LIFE INSURANCE COMPANY OR MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

      Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

      Securian Financial Group, Inc. (Delaware)
      Capitol City Property Management, Inc.
      Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

      Minnesota Life Insurance Company
      Securian Financial Network, Inc.
      Securian Ventures, Inc.
      Advantus Capital Management, Inc.
      Securian Financial Services, Inc.
      Securian Casualty Company
      I.A. Systems, Inc. (New York)

      CNL Financial Corporation (Georgia)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

      Northstar Life Insurance Company (New York)
      Personal Finance Company LLC (Delaware)
      Allied Solutions, LLC (Indiana)
      Enterprise Holding Corporation
      Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

      Financial Ink Corporation
      Oakleaf Service Corporation
      Concepts in Marketing Research Corporation
      Lafayette Litho, Inc.
      MIMLIC Funding, Inc.
      MCM Funding 1997-1, Inc.
      MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

      Securian Financial Network, Inc. (Alabama)
      Securian Financial Network, Inc. (Nevada)
      Securian Financial Network, Inc. (Oklahoma)
      Securian Financial Network Insurance Agency, Inc. (Massachusetts)

Wholly-owned subsidiaries of CNL Financial Corporation:

      Cherokee National Life Insurance Company (Georgia)
      CNL/Insurance America, Inc. (Georgia)
      CNL/Resource Marketing Corporation (Georgia)
      Commodore National Reinsurance Company, Ltd.

Majority-owned subsidiary of Securian Financial Group, Inc.:

      Securian Trust Company, N.A.

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

      Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

      CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 29.  INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota

Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

          (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

                Variable Fund D
                Variable Annuity Account
                Minnesota Life Variable Life Account
                Minnesota Life Variable Universal Life Account

                Securian Life Variable Universal Life Account

          (b)   Directors and officers of Securian Financial Services, Inc.:

                                        POSITIONS AND
NAME AND PRINCIPAL                      OFFICES
BUSINESS ADDRESS                        WITH UNDERWRITER
------------------                      ----------------
George I. Connolly                      President, Chief Executive
Securian Financial Services, Inc.       Officer and Director
400 Robert Street North
St. Paul, Minnesota 55101

Lynda S. Czarnetzki                     Vice President - Financial Management
Securian Financial Services, Inc.       and Treasurer
400 Robert Street North
St. Paul, Minnesota 55101

Richard A. Diehl                        Vice President and Chief
Securian Financial Services, Inc.       Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101

Dwayne C. Radel                         Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Loyall E. Wilson                        Vice President, Chief
Securian Financial Services, Inc.       Compliance Officer and
400 Robert Street North                 Secretary
St. Paul, Minnesota 55101

Scott C. Thorson                        Vice President - Operations
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Warren J. Zaccaro                       Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Kimberly K. Carpenter                   Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                       Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Matthew N. Fries                        Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


          (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

      NAME OF          NET UNDERWRITING   COMPENSATION ON
     PRINCIPAL          DISCOUNTS AND      REDEMPTION OR     BROKERAGE       OTHER
    UNDERWRITER          COMMISSIONS       ANNUITIZATION    COMMISSIONS   COMPENSATION
    -----------        ----------------   ---------------   -----------   ------------
Securian Financial,
 Services Inc.               -0-                --              --             --

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Securian Life Insurance Company, St. Paul, Minnesota 55101.

ITEM 32.  MANAGEMENT SERVICES

None.

ITEM 33.  FEE REPRESENTATION

Securian Life Insurance Company hereby represents that, as to the variable life insurance group contracts and certificates which are the subject of this Registration Statement, File No. 333-132009, the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Securian Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Securian Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 20th day of April, 2007.

                                   SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                     (Registrant)

                              By:  SECURIAN LIFE INSURANCE COMPANY
                                                     (Depositor)


                                   By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                    Robert L. Senkler
                                                 Chairman of the Board,
                                          President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

        SIGNATURE                    TITLE                          DATE
        ---------                    -----                          ----
/s/ Robert L. Senkler
--------------------------------     President, Chairman and        April 20, 2007
Robert L. Senkler                    Chief Executive Officer


*                                    Director
--------------------------------
Alfrieda B. Baldwin

*                                    Director
--------------------------------
James E. Johnson

*                                    Director
--------------------------------
Robert M. Olafson


        SIGNATURE                    TITLE                          DATE
        ---------                    -----                          ----
*                                    Director
--------------------------------
Dwayne C. Radel

*                                    Director
--------------------------------
Gregory S. Strong

*
--------------------------------     Director
Warren J. Zaccaro

/s/ Warren J. Zaccaro
--------------------------------     Executive Vice President       April 20, 2007
Warren J. Zaccaro                    and Chief Financial Officer
                                     (chief financial officer)

/s/ Warren J. Zaccaro
--------------------------------     Executive Vice President       April 20, 2007
Warren J. Zaccaro                    and Chief Financial Officer
                                     (chief accounting officer)

/s/ Gregory S. Strong
--------------------------------     Senior Vice President          April 20, 2007
Gregory S. Strong                    and Treasurer
                                     (treasurer)

/s/ Dwayne C. Radel
--------------------------------     Attorney-in-Fact               April 20, 2007
Dwayne C. Radel


* Pursuant to power of attorney dated April 9, 2007, filed as Exhibit 26(r) to this Registration Statement.

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
26(a)            Resolution of the Board of Directors of the Securian Life
                 Insurance Company dated December 1, 2004, previously filed on
                 February 23, 2006 as Exhibit 26(a) to the Registrant's Form
                 N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(b)            Not Applicable.

26(c)(1)         Distribution Agreement, previously filed on August 15, 2006 as
                 Exhibit 26(c)(1) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(2)         Agent Sales Agreement, previously filed on August 15, 2006 as
                 Exhibit 26(c)(2) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(3) Sales Commission Schedule, previously filed on August 15, 2006 as Exhibit 26(c)(3) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(d)(1) Group Variable Universal Life Policy, form 04-30704, previously filed on February 23, 2006 as Exhibit 26(d)(1) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(2) Group Variable Universal Life Employee Certificate Of Insurance, form 04-30705, previously filed on February 23, 2006 as Exhibit 26(d)(2) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(3) Group Variable Universal Life Spouse Certificate Of Insurance, form 04-30706, previously filed on February 23, 2006 as Exhibit 26(d)(3) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(4) Policy Rider - Spouse Coverage, form 04-30707, previously filed on February 23, 2006 as Exhibit 26(d)(4) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(5) Policy Rider - Accelerated Benefits, form 04-30708, previously filed on February 23, 2006 as Exhibit 26(d)(5) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(6) Accelerated Benefits, Certificate Supplement, form 04-30709, previously filed on February 23, 2006 as Exhibit 26(d)(6) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(7) Policy Rider - Children's Term Life Benefit, form 04-30710, previously filed on February 23, 2006 as Exhibit 26(d)(7) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(8) Children's Term Life Benefit, Certificate Supplement, form 04-30711, previously filed on February 23, 2006 as Exhibit 26(d)(8) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(9) Waiver of Premium Policy Rider, form 04-30714, previously filed on February 23, 2006 as Exhibit 26(d)(9) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(d)(10)        Waiver of Premium Certificate Supplement, form 04-30715,
                 previously filed on February 23, 2006 as Exhibit 26(d)(10) to the Registrant's Form N-6, File Number 333-132009, Initial
                 Registration Statement, is hereby incorporated by reference.

26(d)(11)        Policyholder Contribution Rider, form 04-30716, previously filed on February 23, 2006 as Exhibit 26(d)(11) to the Registrant's Form N-6, File Number 333-132009, Initial
                 Registration Statement, is hereby incorporated by reference.

26(d)(12)        Policyholder Contribution Certificate Supplement, form
                 04-30717, previously filed on February 23, 2006 as Exhibit
                 26(d)(12) to the Registrant's Form N-6, File Number 333-132009,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(13)        Spouse and Child Term Life Insurance Policy Rider, form
                 04-30718, previously filed on February 23, 2006 as Exhibit
                 26(d)(13) to the Registrant's Form N-6, File Number 333-132009,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(14)        Spouse and Child Term Life Insurance Certificate Supplement,
                 form 04-30719, previously filed on February 23, 2006 as Exhibit
                 26(d)(14) to the Registrant's Form N-6, File Number 333-132009,
                 Initial Registration Statement, is hereby incorporated by reference.

26(e)(1) Group Variable Universal Life Policy Application, form 04-30720, previously filed on February 23, 2006 as Exhibit 26(e)(1) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(e)(2) Group Variable Universal Life Policy, Employee Enrollment, form 04-30722, previously filed on February 23, 2006 as Exhibit 26(e)(2) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(e)(3) Group Variable Universal Life Policy, Spouse Enrollment, form 04-30723, previously filed on February 23, 2006 as Exhibit 26(e)(3) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(e)(4) Group Variable Universal Life Policy, Evidence of Insurability, form 04-30721, previously filed on February 23, 2006 as Exhibit 26(e)(4) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(f)(1)(a)      Charter of the Depositor, previously filed on February 23, 2006 as Exhibit 26(f)(1)(a) to the Registrant's Form N-6, File
                 Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(f)(1)(b)      Certificate of Amendment of Articles of Incorporation dated
                 February 15, 1988, previously filed on February 23, 2006 as
                 Exhibit 26(f)(1)(b) to the Registrant's Form N-6, File Number
                 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(f)(1)(c)      Certificate of Amendment of Articles of Incorporation dated
                 January 19, 1993, previously filed on February 23, 2006 as
                 Exhibit 26(f)(1)(c) to the Registrant's Form N-6, File Number
                 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(f)(1)(d)      Certificate of Amendment of Articles of Incorporation dated
                 September 29, 1993, previously filed on February 23, 2006 as
                 Exhibit 26(f)(1)(d) to the Registrant's Form N-6, File Number
                 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(f)(1)(e)      Certificate of Amendment of Articles of Incorporation dated
                 November 21, 2002, previously filed on February 23, 2006 as
                 Exhibit 26(f)(1)(e) to the Registrant's Form N-6, File Number
                 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(f)(1)(f)      Certificate of Amendment of Articles of Incorporation dated
                 February 17, 2004, previously filed on February 23, 2006 as
                 Exhibit 26(f)(1)(f) to the Registrant's Form N-6, File Number
                 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(f)(2) Bylaws of the Depositor, previously filed on February 23, 2006 as Exhibit 26(f)(2) to the Registrant's Form N-6, File Number 333-132009, Initial Registration Statement, is hereby incorporated by reference.

26(g)(1) Automatic Reinsurance Agreement between Northstar Life Insurance Company and Swiss Re Life & Health America Inc.

26(g)(2) Amendment No. 1 to Automatic Reinsurance Agreement between Northstar Life Insurance Company and Swiss Re Life & Health America Inc.

26(g)(3) Amendment No. 2 to Automatic Reinsurance Agreement between Northstar Life Insurance Company and Swiss Re Life & Health America Inc.

26(g)(4) Amendment No. 3 to Automatic Reinsurance Agreement between Northstar Life Insurance Company, Securian Life Insurance Company and Swiss Re Life & Health America Inc.

26(h)(1)(a)      Participation Agreement among Advantus Series Fund, Inc.,
                 Advantus Capital Management, Inc. and Securian Life Insurance
                 Company, previously filed on August 15, 2006 as Exhibit

                 26(h)(1) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.


26(h)(1)(b)      Shareholder Information Agreement between Advantus Series
                 Fund, Inc., and Securian Life Insurance Company.

26(h)(2)(a)      Fund Participation Agreement between Janus Aspen Series, Janus
                 Distributors, Inc. and Securian Life Insurance Company, previously filed on August 15, 2006 as Exhibit 26(h)(2) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(h)(2)(b)      Rule 22c-2 Shareholder Information Agreement between Janus
                 Capital Management, LLC, Janus Services LLC, Janus
                 Distributors LLC, and Janus Aspen Series and Securian Life
                 Insurance Company.

26(h)(3) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Securian Life Insurance Company.

26(h)(4)(a)      Target Funds Participation Agreement between Securian Life
                 Insurance Company and Waddell & Reed, Inc. , previously filed on August 15, 2006 as Exhibit 26(h)(4) to the Registrant's Form
                 N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(4)(b)      Shareholder Information Agreement among Ivy Funds
                 Distributor, Inc, Waddell & Reed, Inc. and Securian Life
                 Insurance Company.

26(h)(5) Fund Shareholder Services Agreement between Securian Life Insurance Company and Securian Financial Services, Inc. , previously filed on August 15, 2006 as Exhibit 26(h)(5) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i) Administrative Services Agreement between Securian Life Insurance Company and Securian Financial Group, Inc. , previously filed on August 15, 2006 as Exhibit 26(i) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(1)(a)      Investment Accounting Agreement between Securian Life Insurance
                 Company and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(1)(a) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(1)(b)      First Amendment to Investment Accounting Agreement between
                 Securian Life Insurance Company and State Street Bank and Trust
                 Company, previously filed on August 15, 2006 as Exhibit
                 26(i)(1)(b) to the Registrant's Form N-6, File Number
                 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(a)      Administration Agreement between Securian Life Insurance
                 Company and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(a) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(b)      First Amendment to Administration Agreement between Securian
                 Life Insurance Company and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Registrant's Form N-6, File Number 333-132009,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)            Not Applicable.

26(k)            Opinion and consent of Ted Schmelzle, Esq.

26(l)            Actuarial opinion of Brian C. Anderson, FSA.

26(m)            Calculation.

26(n)            Consent of KPMG LLP.

26(o)            Not Applicable.

26(p)            Not Applicable.

26(q)            Redeemability exemption, previously filed on August 15, 2006 as
                 Exhibit 26(q) to the Registrant's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(r) Securian Life Insurance Company - Power of Attorney to Sign Registration Statements.